SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 17, 1999
                Date of report (Date of earliest event reported)

                                     1-09335
                            (Commission File Number)

                                  SCHAWK, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

                                   36-2545354
                      (I.R.S. Employer Identification No.)

                                 1695 RIVER ROAD
                                 DES PLAINES, IL
                     (Address of principal executive office)

                                      60018
                                   (Zip Code)

                                  847/827-9494
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS
          ------------

     On March 17, 1999, Registrant announced it increased its offer to buy Wace Group PLC ("Wace") and that the Wace Board of Directors had recommended to its shareholders to accept Registrant's increased offer. Further details of this announcement are contained in the press release of the Registrant dated
March 17, 1999 and attached hereto as Exhibit 99.1.

ITEM 7(C).  EXHIBITS
            --------

     Exhibit 99.1   Press release dated March 17, 1999.

     Exhibit 99.2 Amendment No. 1 to Credit Agreement dated March 15, 1999 by and between Schawk, Inc. and The First National Bank of Chicago.

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

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        SCHAWK, INC.
                                        (Registrant)

Date:     March 18, 1999                By: /s/ John T. McEnroe
          --------------                    ------------------------------------
                                                John T. McEnroe
                                                Assistant Secretary


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

                                  EXHIBIT INDEX

EXHIBIT
-------

99.1      Press release dated March 17, 1999.

99.2 Amendment No. 1 to Credit Agreement dated March 15, 1999 by and between Schawk, Inc. and The First National Bank of Chicago.


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